Exhibit 10.1.2

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                                 AMENDMENT NO. 1
                                    TO SPICE
                              AFFILIATION AGREEMENT

THIS AMENDMENT, made as of Sept. 29, 1994, is by and between Spice, Inc., a New York corporation ("Network"), and Satellite Services, Inc., a Delaware corporation ("Affiliate"), and, with the exception of paragraph 13 hereto, amends that certain Affiliation Agreement dated as of November 1, 1992 (the "Agreement") between Network and Affiliate. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

      1. Section 4(a) is hereby amended to read in its entirety as follows:

            "(a) During the Term, Network shall, at its own expense, deliver a signal of the Service to the earth station of each System, to each Satellite Subscriber and to any other location in the continental United States designated by Affiliate by transmitting such signal via a domestic satellite commonly used for transmission of domestic cable television programming and shall, at its own expense, fully encode the satellite signal of the Service utilizing scrambling technology commonly used in the domestic cable television industry. Except as otherwise provided in this Section 4(a), Affiliate shall, at its own expense, furnish an earth station and all other facilities necessary for the receipt of such satellite transmission and the delivery of such signal to the Service Cable Subscribers and PPV Cable Subscribers (each as defined below). In the event Network either (i) changes the satellite to which the Service is transmitted, to a satellite not susceptible to viewing by a System's or Systems' then-existing earth station equipment, (ii) changes the technology used by Network to encrypt the Service to a technology not compatible with a System's or Systems' then existing descrambling equipment, or (iii) compresses, digitizes, or otherwise modifies the signal of the Service in such manner that it cannot be received or utilized by a System or Systems, then Affiliate shall have the right to delete from Schedule 1 of this Agreement, immediately, any such System or Systems, and to discontinue carriage of the Service on any such System or Systems, provided that this termination right shall not apply to any System or Systems if, (1) Network agrees, unconditionally, to reimburse such System or Systems, as the case may be, (A) for the cost of acquiring and installing new equipment necessary to descramble, receive, and or utilize the signal of the Service, and/or (B) for the cost of acquiring and installing equipment reasonably necessary for such System or Systems to receive the Service from such new satellite; (2) physical space exists at the then-existing headend or earth station site to accommodate the necessary equipment; and (3) current zoning and other restrictions permit such additional equipment."

      2. Sections 5(a)(i) through (iv) are amended to read in their entirety as follows:

                  "(i) "PPV Satellite Subscriber" means someone who is both a Satellite Subscriber and who utilizes the Service as a PPV service by making a purchase through Affiliate or an affiliate of Affiliate. Except for purposes of
Section 5(c) hereof, PPV Satellite Subscribers shall include Combination PPV Satellite Subscribers. "PPV Satellite Fees" are those Fees payable by Affiliate to Network in connection with sales of the Service to PPV Satellite Subscribers.

                  (ii) "Service Satellite Subscriber" means someone who is both a Satellite Subscriber and a Service Subscriber (as defined below) who utilizes the Service as a Subscription service. Except for purposes of Section 5(b) hereof, Service Satellite Subscribers shall include Combination Service Satellite Subscribers. "Service Satellite Fees" are those Fees payable by
Affiliate to Network in connection with sales of the Service to Service Satellite Subscribers.

                  (iii) "PPV Cable Subscriber" means someone who is provided the Service by Affiliate or an affiliate of Affiliate hereunder, who utilizes the Service as a PPV service and who receives the Service by means other than Satellite. Except for purposes of Section 5(c) hereof, PPV Cable Subscribers shall include Combination PPV Cable Subscribers. "PV Cable Fees" are those Fees payable by Affiliate to Network in connection with sales of the Service to PPV Cable Subscribers.

                  (iv) "Service Cable Subscriber" means someone who both receives the Service by means other than Satellite and is a Service Subscriber and who utilizes the Service as a Subscription service. Except for purposes of
Section 5(b) hereof, Service Cable Subscribers shall include Combination Service Cable Subscribers. "Service Cable Fees" are those Fees payable by Affiliate to Network in connection with sales of the Service to Service Cable Subscribers."

      3. Section 5(a)(x) of the Agreement is hereby amended to read in its entirety as follows:

            (x) "Addressable Subscriber" means a cable television system subscriber whose television set is connected (or who has been issued equipment by the operator of the cable television system to permit a connection) on the subscriber's premises, or by interdiction, to equipment operated by Affiliate, or an affiliate of Affiliate, that allows the channel on which the Service is received to be turned on or off (i.e., "authorized" or "deauthorized") from a central location, controlled by the operator of the pertinent System or such operator's agent or designee."

            4. Attached hereto is Exhibit B to the Agreement, and any and all references in the Agreement to Exhibit B is hereby deemed to be a reference to Exhibit B attached hereto.

            5. Sections 5(b)(i) through (iii) of the Agreement are hereby amended to read in their entirety as follows:

            (b) Subscription

                  (i) For each calendar  month during the Term,  Affiliate  will pay Network as a Service Cable Fee for each Service Cable Subscriber an amount equal to the greater of (A) *****, or (B) ***** of the Gross Receipts attributable to such Service Cable Subscriber. When the Service is sold to a Service Cable Subscriber in combination with other services (excluding a package which contains the cable television service known as "Spice 2" (the "Multiplex Service")) for a package charge (as, for example, in a tier or in a package of a la carte or other services), the Gross Receipts attributable to a Service Cable Subscriber for the Service shall be equal to the total charge for the tier or package of services sold in combination with the Service, multiplied by a fraction, the numerator of which is ***** and the denominator of which is the numerator plus the aggregate of the net effective rates per subscriber charged to Affiliate by each of the other service providers of the services included in the tier or package of a la carte or other services; provided, however, that the amounts charged to Affiliate for each of the services in the package or tier shall not be disclosed by Affiliate to Network but, at Network's request, in order to assure Network of compliance with this provision, Affiliate shall make such charges and any pertinent calculations available to a representative of KPMG Peat Marwick (which representative is neither Network's nor Affiliate's) on a confidential basis, at Network's cost. This provision shall survive termination or expiration of this Agreement.

Affiliate shall pay a Service Satellite Fee to Network in the following amounts for each Service Satellite Subscriber (based on the subscription term purchased by such Satellite Subscriber), regardless of whether such Service Satellite Subscriber purchases the Service alone as an a la carte service or as part of a tier or package of a la carte or other services and regardless of the Gross Receipts attributable thereto:

                                                  Service Satellite Fee
                                                  Per Service Satellite
                       Service Term               Subscriber
                       ------------               ---------------------

                        1 Month                         *****
                        3 Months                        *****
                        6 Months                        *****
                        1 Year                          *****

Notwithstanding the foregoing, if the Service is sold to a Service Cable Subscriber in combination with the Multiplex Service (a "Combination Service Cable Subscriber"), Affiliate will pay Network as a Service Cable Fee for each Combination Service Cable Subscriber an amount equal to the greater of (A) *****, or (B) ***** of the Gross Receipts attributable to such Combination Service Cable Subscriber for purchase of both the Service and the Multiplex Service. If the Service and the Multiplex Service are sold in combination with other services for a package charge (as, for example, in a tier or in a package of a la carte or other services), the Gross Receipts attributable to a Combination Service Cable Subscriber for the Service and the Multiplex Service shall be equal to the total charge for the tier or package of services sold in combination with the Service, multiplied by a fraction, the numerator of which is $2.19 and the denominator of which is the numerator plus the aggregate of the net effective rates per subscriber charged to Affiliate by each of the other service providers of the services included in the tier or package of a la carte or other services; provided, however, that the amounts charged to Affiliate for each of the services in the package or tier shall not be disclosed by Affiliate to Network but, at Network's request, in order to assure Network of compliance with this provision, Affiliate shall make such charges and any pertinent calculations available to a representative of KPMG Peat Marwick (which representative is neither Network's nor Affiliate's) on a confidential basis, at Network's cost. This provision shall survive termination or expiration of this Agreement.

If the Service is sold to a Service Satellite Subscriber in combination with the Multiplex Service (a "Combination Service Satellite Subscriber"), the Service Satellite Fees for both the Service and the Multiplex Service shall equal the following amounts for each Combination Service Satellite Subscriber, based on the subscription term purchased by such Combination Service Satellite
Subscriber:

                                            Service Subscription
                                            Fee Per Combination Service
                 Service Term               Satellite Subscriber
                 ------------               ---------------------------

                  1 Month                              *****
                  3 Months                             *****
                  6 Months                             *****
                  1 Year                               *****

                  (ii) The number of Service Satellite Subscribers, Combination Service Satellite Subscribers, Service Cable Subscribers, or Combination Service Cable Subscribers (as the case may be) for whom Affiliate shall pay each month shall be the average of (A) the number of Service Satellite Subscribers,
Combination Service Satellite Subscribers, Service Cable Subscribers, or Combination Service Cable Subscribers (as the case may be) on the first day of the month, and (B) the number of Service Satellite Subscribers, Combination Service Satellite Subscribers, Service Cable Subscribers, or Combination Service Cable Subscribers (as the case may be) on the last day of the month. Service Satellite Subscribers, Combination Service Satellite Subscribers, Service Cable Subscribers, or Combination Service Cable Subscribers (as the case may be) shall include each occupied dwelling (whether in a single family or multi-unit building), hotel or motel guest room, drilling rig, nursing home room, dormitory room or other location in which the Service (and, if applicable, the Multiplex Service) is received. If Affiliate provides the Service (and, if applicable, the Multiplex Service) to multiple dwelling complexes, including, but not limited to, apartments, hotels and motels, on a bulk-rate basis, the number of Service Satellite Subscribers, Combination Service Satellite Subscribers, Service Cable Subscribers, or Combination Service Cable Subscribers (as the case may be) attributable to each such bulk-rate subscriber shall be equal to the total monthly retail rate charged a complex for the Service (and, if applicable, the Multiplex Service) divided by the standard monthly retail rate charged non-bulk rate Service Satellite Subscribers, Combination Service Satellite Subscribers, Service Cable Subscribers, or Combination Service Cable Subscribers (as the case may be) for the Service (and, if applicable, the Multiplex Service) in the applicable System or by the pertinent Satellite distributor, as the case may be. The monthly number of Service Satellite Subscribers, Combination Service Satellite Subscribers, Service Cable Subscribers, or Combination Service Cable Subscribers shall each be calculated, stated and reported separately.

                  (iii) The Service Cable Fees and Service Satellite Fees payable by Affiliate to Network hereunder shall be due and payable forty-five
(45) days after the end of the
calendar month to which they relate. In the event that the Service is sold to Service Satellite Subscribers or Combination Service Satellite Subscribers for a term greater than one month, the Service Satellite Fees payable with respect to such Service Satellite Subscriber or Combination Service Satellite Subscriber shall be due and payable forty-five (45) days after the end of the calendar month in which delivery of the Service to such Service Satellite Subscriber commences; provided that if Affiliate does not receive full payment for a term (or gives a credit), Affiliate shall receive a like credit against the Service Satellite Fees.

      6. Section 5(c)(i) of the Agreement is hereby amended to read in its entirety as follows:

            "(c) PPV

                  (i) For each customer of Affiliate who receives and pays for one (1) complete and technically satisfactory viewing of one viewing segment of the Service as a PPV service as a PPV Cable Subscriber, Affiliate will pay Network a PPV Cable Fee in an amount equal to the greater of, (A) (i) ***** for orders taken from the date of full execution hereof through October 31, 1995,
(ii) ***** for orders taken from November 1, 1995 through October 31, 1998 (iii) ***** for orders taken from November 1, 1998 through October 31, 2001 and (iv) ***** for orders from November 1, 2001 through the end of the Initial Term, or
(B) the Network Share of the Gross Receipts paid by such PPV Cable Subscriber. With respect to PPV Cable Subscribers, "Network Share" shall equal the following percentage of the Gross Receipts paid by each PPV Cable Subscriber: ***** from the date of execution of this Agreement by both parties hereof through October 31, 1995 and ***** from November 1, 1995 through the end of the Initial Term. For each customer of Affiliate who receives and pays for one (1) complete and technically satisfactory viewing of one viewing segment of the Service as a PPV service as a PPV Satellite Subscriber (provided that it is technically feasible to sell the Service on a PPV basis to PPV Satellite Subscribers), Affiliate will pay Network a PPV Satellite Fee in an amount equal to the greater of (C) (i) ***** for orders taken from the date of full execution hereof through October 31, 1995, (ii) ***** for orders taken from November 1, 1995 through October 31, 1998, (iii) ***** for orders taken from November 1, 1998 through October 31, 2001, and (iv) ***** for orders taken from November 1, 2001 through the end of the Initial Term, or (D) the Network Share of the Gross Receipts paid by such PPV Satellite Subscriber. With respect to PPV Satellite Subscribers, the Network Share of the Gross Receipts shall be *****.

Notwithstanding the foregoing, if the Service is sold to a PPV Cable Subscriber in combination with the Multiplex Service as a PPV service (a "Combination PPV Cable Subscriber"), Affiliate will pay Network a PPV Cable Fee for each Combination PPV Cable Subscriber who receives and pays for one (1) complete and technically satisfactory viewing of one viewing segment of each of the Service and the Multiplex Service in an amount equal to the greater of, (A) (i) ***** for orders taken from the date of full execution hereof through October 31, 1995, (ii) ***** for orders taken from November 1, 1995 through October 31,
1998, (iii) ***** for orders taken from November 1, 1998 through October 31, 2001 and (iv) ***** for orders from November 1, 2001 through the end of the Initial Term, or (B) the Network Share of the Gross Receipts paid by such PPV Cable Subscriber. With respect to Combination PPV Cable Subscribers, "Network Share" shall equal ***** of the Gross Receipts paid by each Combination PPV Cable Subscriber. If the Service is sold to a PPV Satellite Subscriber in combination with the Multiplex Service as a PPV service (provided that it is technically feasible to sell the Service on a PPV basis to PPV Satellite Subscribers) (a "Combination Satellite PPV Subscriber"), Affiliate will pay Network a PPV Satellite Fee for each PPV Satellite Subscriber who receives and pays for one (1) complete and technically satisfactory viewing of one viewing segment of each of the Service and the Multiplex Service, Affiliate will pay Network a PPV Satellite Fee in an amount equal to the greater of (C) (i) ***** for orders taken from the date of full execution hereof through October 31, 1995, (ii) ***** for orders taken from November 1, 1995 through
October 31, 1998, (iii) ***** for orders taken from November 1, 1998 through October 31, 2001, and (iv) ***** for orders taken from November 1, 2001 through the end of the Initial Term, or (D) the Network Share of the Gross Receipts paid by such Combination PPV Satellite Subscriber. With respect to Combination PPV Satellite Subscribers, the Network Share of the Gross Receipts shall be *****.

Notwithstanding the foregoing, each System and each Satellite distributor shall have the right to discount the price of a PPV viewing of the Service during the first thirty (30) days after the launch of the Service in such System or by such Satellite distributor, respectively, and during no more than two (2) ten (10) day periods each calendar year. For orders taken during such first thirty (30) days and during each such ten (10) day period, Affiliate shall be required to pay to Network minimum PPV Satellite Fees or PPV Cable Fees (as the case may be) of ***** per each complete and technically satisfactory viewing of a viewing segment of the Service as a PPV service, rather than the minimum PPV Satellite Fees or PPV Cable Fees specified in this Section 5(c)(i). Furthermore, there shall be no PPV Satellite Fee or PPV Cable Fee (as the case may be) payable by Affiliate to Network for any PPV viewing of the Service by a subscriber who pays for such viewing by remitting a coupon provided by Affiliate or by an affiliate of Affiliate to subscribers that have not ordered a PPV movie or event in the six (6) months immediately preceding the issuance of such coupon.

Notwithstanding the foregoing, if in any month the sum of the PPV Cable Fees payable hereunder and the PPV Cable Fees payable under the agreement between Network and Affiliate for the distribution of the Multiplex Service (the "Multiplex Agreement") (excluding PPV Cable Fees attributable to Combination PPV Cable Subscribers under this Agreement and the Multiplex Agreement) do not equal or exceed an amount equal to the product of the Minimum Average Percentage (as defined herein) multiplied by the sum of the Gross Receipts paid by PPV Cable Subscribers (excluding Combination PPV Cable Subscribers) who receive and pay for one (l) complete and technically satisfactory viewing of one viewing segment of either the Service or the Multiplex Service (the "Minimum Average PPV Fee"), Affiliate shall pay' to Network the Minimum Average PPV Fee in lieu of PPV Cable Fees under this Agreement and the Multiplex Agreement. For purposes of this Agreement, the Minimum Average Percentage shall mean the arithmetic mean average of the Network Share payable under this Agreement in the pertinent month with respect to PPV Cable Subscribers to the Service and the Network Share (as defined in the Multiplex Agreement) payable under the Multiplex Agreement in the pertinent month with respect to PPV Cable Subscribers to the Multiplex Service."

      7. Section 5(c)(iii) of the Agreement is hereby amended to read in its entirety as follows:

      "(iii) The PPV Cable Fees and/or PPV Satellite Fees (as the case may be) payable by Affiliate to Network hereunder for exhibition to PPV Cable Subscribers, Combination PPV Cable Subscribers, PPV Satellite Subscribers, and

Combination PPV Satellite Subscribers (as the case may be) during a Reporting Period (as defined below) during the Term shall be due and payable forty-five
(45) days after the end of the calendar month which includes the last day of the Reporting Period. (The term "Reporting Period" shall mean the days from the end of each System's or Satellite distributor's last monthly reporting period (which date may vary in each System or for each Satellite distributor from the 20th of the calendar month to the last day of the calendar month) to the end of the System's or Satellite distributors then current monthly reporting period.) Affiliate shall have the right, however, to make credit adjustments to any month's payment in an amount equal to the portion of a previous month's PPV Cable Fees and/or PPV Satellite Fees which represents an overpayment."

      8. The first sentence of Section 5(e). of the Agreement is hereby amended to read as follows:

            (e) Each System shall have the right to expend funds for a market or community research survey, which survey shall be primarily for the purpose of determining the market response to adult television programming."

      9. Commencing as of the date of execution of this Amendment, notwithstanding anything set forth in Section 7(a)(ii) of the Agreement to the contrary regarding payment by Network of certain contributions to Systems and Satellite distributors for certain catalogues or guides used by such Systems and Satellite distributors, Network shall remit such contributions to the appropriate Systems and Satellite distributors no later than forty-five (45) days after receipt of the documentation required to be provided to Network pursuant to Section 7(a)(ii) of the Agreement.

      10. Section 7(b) of the Agreement is hereby amended to read in its entirety as follows:

      "7(b) Network shall send to Affiliate, not later than forty-five (45) days after the end of each calendar month for which payment pursuant to Section 7 hereof is due, a statement on a form mutually acceptable to Affiliate and Network which sets forth all pertinent information to compute the amount due to Affiliate for such calendar month. Network shall deliver such statement to Affiliate prior to or along with the amount payable to Affiliate as provided in this Agreement. Notwithstanding the foregoing, in the event that Network is paid gross shopping revenue by a fulfillment agency or other agent on a quarterly basis, Network shall send to Affiliate the reports and payments hereunder not later than forty-five (45) days after the end of each such quarter, which report and payment shall relate to such quarter.

      11. Section 7(d) of the Agreement is hereby amended to read in its entirety as follows:

            (d) Network agrees that in the event Network does any direct on-air marketing and sale of products or services, including, but not limited to, sales through "800", "900" or "976" telephone services, Network will:

                  (i) provide Affiliate with lists of the names of respondents from within the zip code areas of the Systems who respond to such direct on-air marketing and sales, for use by Affiliate or the Systems, and

            (ii) Network shall pay to Affiliate *****.

Network agrees that no direct on-air marketing or sale of products or services will advertise, promote, sell, or contain any: (1) illegal products or services;
(2) products or items which invade the body; or (3) sexual appliances or items used for simulated sexual intercourse.

      12. Section 8(f) is hereby amended to read in its entirety as follows:

      (f) Without limiting the provisions of Section 8(e) or Section 8(g) hereof, Network will indemnify, defend and forever hold Affiliate and
Affiliate's affiliated companies, and each of Affiliate's and Affiliate's affiliated companies' respective officers, directors, employees, partners and agents, harmless from and against any and all losses, liabilities, claims, costs, damages and expenses (including, without limitation, fines, forfeitures, attorneys' fees, disbursements and administrative or court costs) arising directly or indirectly out of: (1) sales or marketing of any products or services by, through, or on the Service (including, but not limited to, claims related to product liability, patent, trademark, copyright infringement, right of privacy or publicity, personal injury, express or implied warranties, or obscenity,) or (2) the content of the Service (in its entirety) or the use and delivery of the Service under this Agreement (including, but not limited to, sponsorship, promotional and advertising spots, any background music and anything else inserted by any party other than Affiliate), including, without limitation, any losses, liabilities, claims, costs, damages and expenses based upon any lien, encumbrance, charge, lis pendens, administrative proceeding, government investigation or litigation relating to the Service, any program included therein or any component thereof, or based upon alleged or proven libel, slander, defamation, invasion of the right of privacy or the right of publicity, or violation or infringement of copyright (including music performance rights for any and all performances through to subscribers), literary or music synchronization rights, obscenity or any other form or forms of speech (whether or not protected by the Constitution of the United States or any State) or otherwise arising out of the content of the Service.

      13. The parties agree that all the obligations, terms, provisions and conditions set forth in the Agreement, as amended by Sections 1, 3, 8, 10, 11, and 12 hereby, shall apply to the exhibition, distribution, subdistribution, and authorized reception of the television programming service currently known as "Spice 2" (the "Multiplex Service"), as if the Multiplex Service were the
"Service" as defined in the Agreement, with the exception of the following amendments to the Agreement applicable only to the Multiplex Service (the agreement for the provision of the Multiplex Service, as described in this paragraph, shall be referred to herein as the Multiplex Agreement):

            a. Section 4 of the Multiplex Agreement is hereby amended by the addition of the following new Section 4(i):

                  "4(i) Notwithstanding anything contained in this Agreement to the contrary, no System or Satellite Distributor shall exhibit, distribute, subdistribute or authorize the reception of the Service unless such System or Satellite Distributor is also exhibiting, distributing, of authorizing the reception of the pay-per-view television programming service known as "Spice" or "Spice 1" (the "Base Service"); provided, however, that this paragraph shall apply only if such System or Satellite Distributor has rights to exhibit, distribute, subdistribute or authorize the reception of the Base Service."

            b. Section 4 of the Multiplex Agreement is hereby amended by the addition of the following new Section 4(j):

                  "4(j) Notwithstanding anything contained in this Agreement to the contrary, the Service may not be carried by a System more hours per day (based on weekly averages of hours of carriage) than the Base Service is carried by such System; provided, however, that this paragraph shall apply only if such System has rights to exhibit, distribute, subdistribute or authorize the reception of the Base Service."

            c. Section 5(b)(i) of the Multiplex Agreement is hereby amended to read in its entirety as follows:

      "(b) Subscription

                  (i) For each calendar month during the Term, Affiliate will pay Network as a Service Cable Fee for each Service Cable Subscriber an amount equal to the greater of (A) *****, or (B) ***** of the Gross Receipts attributable to such Service Cable Subscriber. When the Service is sold to a Service Cable Subscriber in combination with other services (excluding a package which includes the Base Service) for a package charge (as, for example, in a tier or in a package of a la carte or other services), the Gross Receipts attributable to a Service Cable Subscriber for the Service shall be equal to the total charge for the tier or package of services sold in combination with the Service, multiplied by a fraction, the numerator of which is the a la carte retail price for the Service, and the denominator of which is the numerator plus the aggregate of the a la carte rates charged for each of the other services including in the tier or package; provided, however, that the amounts charged to Affiliate for each of the services in the package or tier shall not be disclosed by Affiliate to Network but, at Network's request, in order to assure Network of compliance with this provision, Affiliate shall make such charges and any pertinent calculations available to a representative of KPMG Peat Marwick (which representative is neither Network's nor Affiliate's) on a confidential basis, at Network's cost. This provision shall survive termination or expiration of this Agreement. Affiliate shall pay a Service Satellite Fee to Network in the following amounts for each Service Satellite Subscriber, based on the subscription term purchased by such Satellite Subscriber, regardless of whether such Service Satellite Subscriber purchases the Service alone, as an a la carte service or as part of a tier or package of a la carte or other services and regardless of the Gross Receipts attributable thereto:

                                            Service Satellite Fee
                                            Per Service Satellite
              Service Term                  Subscriber
              ------------                  ----------------------

               1 Month                             *****
               3 Months                            *****
               6 Months                            *****
               1 Year                              *****

Notwithstanding the foregoing, if the Service is sold in combination with the Base Service to Service Cable Subscribers or Service Satellite Subscribers, Service Cable Fees and Service Satellite Fees shall be paid in accordance with
Section 5 of the Affiliation Agreement dated as of November 1, 1992 between Spice, Inc. and Satellite Services, Inc. (the "Base Agreement"), as amended, and no Service Cable Fees or Service Satellite Fees shall be payable hereunder,"

            d. Section 5(b)(iii) of the Agreement is hereby amended to read in its entirety as follows:

                  "(iii) The Service Cable Fees and Service Satellite Fees payable by Affiliate to Network hereunder shall be due and payable forty-five
(45) days after the end of the calendar month to which they relate. In the event that the Service is sold to Service Satellite Subscribers for a term greater than one month, the Service Satellite fees payable with respect to such Service Satellite Subscriber shall be due and payable forty-five (45) days after the end of the calendar month in which delivery of the Service to such Service Satellite Subscriber commences; provided that if Affiliate does not receive full payment for a term (or gives a credit), Affiliate shall receive a like credit against the Service Satellite Fees."

            e. Section 5(c)(i) of the Multiplex Agreement is hereby amended to read in its entirety as follows:

      "(c) PPV

                  (i) For each customer of Affiliate who receives and pays for one (l) complete and technically satisfactory viewing of one viewing segment of the Service as a PPV service as a PPV Cable Subscriber, Affiliate will pay Network a PPV Cable Fee in an amount equal to the greater of, (A) (i) ***** for orders taken from the date of full execution hereof through February 28, 1996,
(ii) ***** for orders taken from March 1, 1996 through October 31, 1998 (iii) ***** for orders taken from November 1, 1998 through October 31, 2001 and (iv) ***** for orders from November 1, 2001 through the end of the Initial Term, or
(B) the Network Share of the Gross Receipts paid by such PPV Cable Subscriber. For purposes of this subparagraph, "Network Share" shall equal the following percentage of the Gross Receipts paid by each PPV Cable Subscriber: ***** from the date of execution of this Agreement by both parties hereof through February 28, 1996; ***** from March 1, 1996 through October 31, 1998; and ***** from
November 1, 1998 through the end of the Initial Term. For each customer of Affiliate who receives and pays for one (1) complete and technically satisfactory viewing of one viewing segment of the Service as a PPV service as a PPV Satellite Subscriber, Affiliate will pay Network a PPV Satellite Fee in an amount equal to ***** of the Gross Receipts paid by such PPV Satellite Subscriber.

Notwithstanding the foregoing, each System and each Satellite distributor shall have the right to discount the price of a PPV viewing of the Service during the first thirty (30) days after the launch of the Service in such System or by such Satellite distributor, respectively, and during no more than two (2) ten (10) day periods each calendar year. For orders taken during such first thirty (30) days and during each such ten (10) day period, Affiliate shall be required to pay to Network minimum PPV Satellite Fees or PPV Cable Fees (as the case may be) of ***** per each complete and technically satisfactory viewing of a viewing segment of the Service as a PPV service, rather than the minimum PPV Satellite Fees or PPV Cable Fees specified in this Section 5(c)(i). Furthermore, there shall be no PPV Satellite Fee or PPV Cable Fee (as the case may be) payable by Affiliate to Network for any PPV viewing of the Service by a subscriber who pays for such viewing by remitting a coupon provided by Affiliate or by an affiliate of Affiliate to subscribers that have not ordered a PPV movie or event in the six (6) months immediately preceding the issuance of such coupon.

Notwithstanding the foregoing, if the Service is sold in combination with the Base Service to PPV Cable Subscribers or PPV Satellite Subscribers, PPV Cable Fees and PPV Satellite Fees shall be paid in accordance with the Base Agreement, as amended, and no PPV Cable Fees or PPV Satellite Fees shall be payable hereunder. In addition, if in any month Minimum Average PPV Fees are due in accordance with Section 5(c)(i) of the Base Agreement, no PPV Cable Fees shall be due and payable hereunder for such month under this Agreement with respect to PPV Cable Subscribers."

            f. Section 5(d) of the Multiplex Agreement is hereby deleted in its entirety.

            g. Section 5 of the Multiplex Agreement is hereby amended by the addition of the following new Section 5(j):

                  "(j) Notwithstanding anything contained in this Agreement to the contrary, the retail price of the Service charged to a Service Cable Subscriber, a PPV Cable Subscriber, a Satellite Service Subscriber, or a PPV Satellite Subscriber shall not exceed the standard retail price (exclusive of special promotions) charged by such System or Satellite distributor in the same month to a Service Cable Subscriber, a PPV Cable Subscriber, a Satellite Service Subscriber, or a PPV Satellite Subscriber (as the case may be and as those terms are defined in the Base Agreement) receiving the Base Service; provided, however, that this paragraph shall apply only if such System or Satellite Distributor has rights to exhibit, distribute, subdistribute or authorize the reception of the Base Service."

                  h. Section 7(a)(ii) of the Multiplex Agreement is hereby deleted in its entirety.

                  i. Exhibit B of the Multiplex Agreement is hereby replaced by Exhibit B-1 attached hereto.

                  j. The parties shall execute such further documents (including without limitation an Affiliation Agreement in the same form as the Multiplex Agreement as described herein) to give effect to this paragraph.

      14. This Amendment, the Agreement, and the Multiplex Agreement shall be construed and enforced to give effect to each provision hereof and thereof. Any reference in the Agreement to itself, or in this Amendment to the Agreement, shall be deemed a reference to the Agreement as modified and amended hereby, unless otherwise stated. The Agreement, as so modified and amended, shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                           SPICE, INC.,
                                           a New York corporation


                                           By: /s/ Steven Saril
                                              ----------------------------------

                                           Name:   Steven Saril
                                                --------------------------------

                                           Title: Executive Vice President
                                                 -------------------------------
                                                  Sales and Marketing

AGREED:
Satellite Services, Inc.,
a Delaware corporation


By: /s/ Jedd S. Palmer
   --------------------------------
Name: Jedd S. Palmer
Title: Vice President, Programming